GSK License Agreement	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
GSK License Agreement

Note 12. GSK License Agreement

In 2013, the Company entered into a license agreement with GSK in which GSK was to develop and commercialize the Company’s product, Serenz, on a world-wide basis. In 2013, the Company recognized license revenue of $3,000,000 due to a non-refundable payment upon execution of the agreement. In June 2014, the GSK agreement terminated and the licensed rights to Serenz were returned to the Company. Accordingly, the Company does not expect additional revenue to result from this agreement. Because the upfront payment was non-refundable, the Company is not obligated to return any of the funds as a result of the termination of the agreement. The Company does not have any continuing obligations under the GSK agreement.